Taxation (Details Narrative) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income tax examination, description	According to relevant laws and regulations promulgated by the State Administration of Tax of the PRC effective from 2018 onwards, enterprises engaging in research and development activities are entitled to claim an additional tax deduction amounting to 75% or 100% of qualified R&D expenses incurred in determining its tax assessable profits for that year (“Super Deduction”). The additional deduction of 100% or 75% of qualified R&D expenses can only be claimed directly in the annual EIT filling and subject to the approval from the relevant tax authorities.
Operating loss carryforwards	¥ 160,543	¥ 67,797
Deferred tax assets operating loss carryforwards	28,656	10,861
HONG KONG
Operating loss carryforwards	¥ 10,368	¥ 195